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Exhibit (a)(1)(B)

        LETTER OF TRANSMITTAL
to
Tender Shares of Common Stock
(together with any associated rights)
of
ADVANCED NEUROMODULATION SYSTEMS, INC.
at
$61.25 NET PER SHARE
by
APOLLO MERGER CORP.
a wholly-owned subsidiary of
ST. JUDE MEDICAL, INC.

  THE OFFER (AS DEFINED HEREIN) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, NOVEMBER 15, 2005 UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Computershare Shareholder Services, Inc.

By Mail: Computershare Attn: Corporate Actions P.O. Box 43014 Providence, RI 02940-3014	By Hand: Computershare Attn: Corporate Actions 17 Battery Place, 11th Floor New York, New York 10004	By Overnight Delivery: Computershare Attn: Corporate Actions 250 Royall Street Canton, MA 02021

        This Letter of Transmittal is to be completed by shareholders, either if Share Certificates (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase, as referred to below) is utilized, if tenders of Shares (as defined below) are to be made by book-entry transfer into the account of Computershare Shareholder Services, Inc., as Depositary (the "Depositary"), at The Depositary Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders." Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

SPECIAL TENDER INSTRUCTIONS

☐
CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution:
Account Number:
Transaction Code Number:
☐
CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (please enclose a photocopy of such notice of guaranteed delivery):
Name(s) of Registered Owner(s):
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution that Guaranteed Delivery:
Account Number:
Transaction Code Number:

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NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 6

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to Apollo Merger Corp., a Texas corporation ("Purchaser") and a wholly-owned subsidiary of St. Jude Medical, Inc., a Minnesota corporation ("Parent"), the above described shares of common stock of Advanced Neuromodulation Systems, Inc., a Texas corporation (the "Company"), par value $0.05 per share (together with the associated rights issued pursuant to the Rights Agreement dated August 30, 1996 between Quest Medical, Inc. and KeyCorp Shareholder Services, Inc., as rights agent, as amended by the Amendment to Rights Agreement dated January 25, 2002 between the Company and Computershare Investor Services LLC and the Second Amendment to Rights Agreement dated October 14, 2005 between the Company and Computershare Investor Services LLC (as so amended, the "Rights Plan")) (the "Shares," and the certificates representing such Shares the "Share Certificates"), at a price of $61.25 per Share, net to the seller in cash, less any required withholding of taxes and without the payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 18, 2005 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the "Letter of Transmittal," which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the "Offer").

        Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions, rights, other Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Shares on or after October 18, 2005, and prior to the transfer to the name of Purchaser (or a nominee or transferee of Purchaser) on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution"), and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (and any Distribution) or transfer ownership of such Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Shares (and any Distribution) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned irrevocably appoints designees of Purchaser as such undersigned's agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares (and any Distribution) tendered by the undersigned and accepted for payment by Purchaser. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Shares (and any Distribution) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for the Shares to be

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deemed validly tendered, immediately upon Purchaser's acceptance of such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares (and any Distribution), including, without limitation, voting at any meeting of shareholders.

        The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned's Shares (and any Distribution) tendered hereby, and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distribution) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as the owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser, in its sole discretion.

        All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

        Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after December 17, 2005.

        The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Shares being tendered.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any Share Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or any Share Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Share Certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

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☐
CHECK HERE IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

  Number of Shares represented by lost, stolen or destroyed Share Certificates:

*
YOU MUST CONTACT THE TRANSFER AGENT TO HAVE ALL LOST SHARE CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH SHARES. SEE PARAGRAPH 11 OF THE ATTACHED INSTRUCTIONS FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

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SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

  To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

  Issue  ☐ Check  ☐ Share Certificate(s) to:

Name:	(Please Print)
Address:

(Include Zip Code)
(Tax Identification or Social Security No.) (See Substitute Form W-9 Included Herein)
☐ Credit Shares tendered by book-entry transfer that are not accepted for payment to Depositary to the account set forth below:
(Depositary Account Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or to the undersigned at an address other than that shown above.

  Issue  ☐ Check  ☐ Share Certificate(s) to:

Name:	(Please Print)
Address:

(Include Zip Code)
(Tax Identification or Social Security No.) (See Substitute Form W-9 Included Herein)

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  SIGN HERE
  AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

  Signature(s) of Holder(s)
  (See guarantee requirement below)

Dated:	, 2005

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s). If signed by person(s) to whom the Shares represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 2, 3 and 5.)

Name(s):
(Please Print)
Capacity (full title):
Address:

(Zip Code)
Area Code and Telephone Number:
Tax Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1, 2 AND 5)

Authorized Signature:
Name:
(Please Print)
Capacity (full title):
Name of Firm:
Address:

(Zip Code)
Area Code and Telephone Number:
Dated:	, 2005

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INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if: (a) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP), or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an "Eligible Institution"'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by shareholders either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares in proper form for transfer, in each case, together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

        The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested and properly insured is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof if by an Eligible Institution), waive any right to receive any notice of the acceptance of their Shares for payment.

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        3.    Inadequate Space.    If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer).    If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered" in the "Description of Shares Tendered." In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

        If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In such latter case, signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Share Certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter of Transmittal.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and/or Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Share Certificates

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are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Shareholder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Shareholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

        8.    Waiver of Conditions.    Subject to the terms and conditions of the Agreement and Plan of Merger (as defined in the Offer to Purchase) and applicable law, the conditions of the Offer may be waived by Parent or Purchaser in whole or in part at any time and from time to time in their sole discretion.

        9.    28% Backup Withholding; Substitute Form W-9.    Under U.S. federal income tax law, a shareholder whose tendered Shares are accepted for payment pursuant to the Offer may be subject to backup withholding at a rate of 28%. To prevent backup withholding on any payment made to a shareholder pursuant to the Offer, the shareholder is required to notify the Depositary of the shareholder's current taxpayer identification number ("TIN") by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such shareholder is awaiting a TIN), and that (i) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) after being so notified, the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Shares pursuant to the Offer may be subject to backup withholding (see below).

        Each shareholder is required to give the Depositary the TIN (e.g., Social Security number or employer identification number) of the record holder of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. A shareholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such shareholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the shareholder has furnished the Depositary with his or her TIN by the time payment is made. A shareholder who checks the box in Part 3 in lieu of furnishing such shareholder's TIN should furnish the Depositary with such shareholder's TIN as soon as it is received.

        Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, a shareholder who is exempt from backup withholding should complete the Substitute Form W-9 by providing his or her correct TIN, signing and dating the form, and writing exempt on the face of the form. A shareholder who is a foreign individual or a foreign entity should also submit to the Depositary a properly completed Form W-8, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalty of perjury, attesting to the shareholder's exempt status. Shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        If backup withholding applies, the Depositary is required to withhold 28% of any payments to be made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding

10

results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

        10.    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth on the back cover page of the Offer to Purchase. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery also may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

        11.    Lost, Destroyed or Stolen Certificates.    If any Share Certificate has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder then will be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

        Important: This Letter of Transmittal (or a facsimile hereof), together with Share Certificates or confirmation of book-entry transfer or the Notice of Guaranteed Delivery, and all other required documents, must be received by the Depositary on or prior to the Expiration Date.

What Number to Give the Payer

        The holder is required to give the Payer his or her TIN (e.g., Social Security Number or Employer Identification Number). If the Shares are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

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PAYER'S NAME: Computershare Shareholder Services, Inc.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX TO THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Part 2—Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Payer's Request for Taxpayer Identification Number (TIN)
	Certificate instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).	Part 3 Awaiting TIN ☐ Part 4 Exempt from backup withholding ☐

Signature
Name
Address:	(Please Print)
Date	, 2005

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, all reportable payments made to me thereafter will be subject to backup withholding at the applicable withholding rate (which is currently 28%) until I provide such a number.

Signature	Date	, 2005
Name (please print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.— Social security numbers have nine digits separated by two hyphens, e.g., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, e.g., 00-0000000. The table below will help determine the number to give the Payer.

For this type of account:		Give name and SOCIAL SECURITY Number of—	For this type of account:		Give name and EMPLOYER IDENTIFICATION Number of—

1.	An individual's account	The individual	6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporate account	The corporation
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Religious, charitable or educational organization account	The organization
4.	a. A revocable savings trust account (in which grantor is also trustee)	The grantor trustee(1)	9.	Partnership account held in the name of the business	The partnership
	b. Any "trust" account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship account	The owner(3)	10.	Association, club, or other tax-exempt organization	The organization
			11.	A broker or registered nominee	The broker or nominee
			12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Employer Identification Number or your Social Security Number.

(4)
List first and circle the name of the legal trust, estate, or pension trust.

Note:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER OF SUBSTITUTE FORM W-9

        Obtaining a Number

If you don't have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7 for International Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

To complete Substitute Form W-9 if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part I, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding

Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code and the regulations promulgated thereunder.

Payees specifically exempted from backup withholding on ALL payments include the following:

  1.
  A corporation.

  2.
  A financial institution.

  3.
  An organization exempt from tax under Section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(F)(2).

  4.
  The United States or any agency or instrumentality thereof.

  5.
  A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

  6.
  A foreign government or a political subdivision thereof, or any agency or instrumentality thereof.

  7.
  An international organization or any agency or instrumentality thereof.

  8.
  A registered dealer in securities or commodities registered in the United States or a possession of the United States.

  9.
  A real estate investment trust.

  10.
  A common trust fund operated by a bank under Section 584(a).

  11.
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  12.
  A foreign central bank of issue.

  13.
  A future commission merchant registered with the Commodities Futures Trading Commission.

  14.
  A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

  •
  Payments of patronage dividends where the amount received is not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if (i) this interest is $600 or more, (ii) the interest is paid in the course of the Payer's trade or business, and (iii) you have not provided your correct taxpayer identification number to the Payer.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Payments made to a nominee.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notices—Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to the Payer who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The Payer must be given the numbers whether or not recipients are required to file tax returns. The Payer must generally withhold tax at the applicable withholding rate (which is currently 28%) taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to the Payer. Certain penalties may also apply.

Penalties

  (1)
  Penalty for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to the Payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  (2)
  Civil Penalty for False Statements With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

  (3)
  Criminal Penalty for Falsifying Information—If you falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

        Facsimile copies of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal, Share Certificates and any other required documents should be sent by each shareholder or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of the addresses set forth below:

The Depositary and Paying Agent for the Offer is:

Computershare Shareholder Services, Inc.

By Mail: Computershare Attn: Corporate Actions P.O. Box 43014 Providence, RI 02940-3014	By Hand: Computershare Attn: Corporate Actions 17 Battery Place, 11th Floor New York, New York 10004	By Overnight Delivery: Computershare Attn: Corporate Actions 250 Royall Street Canton, MA 02021
By Facsimile Transmission: (For Eligible Institutions Only) 781-575-3146	Confirmation Receipt of Facsimile by Telephone Only: 781-575-2755

        Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers as set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

The Dealer Manager for the Offer is:

Banc of America Securities LLC

9 West 57th Street
New York, NY 10019
(212) 583-8502 (Call Collect)
(888) 583-8900 ext. 8502 (Call Toll Free)

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CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER